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                             MFS CAPITAL GROWTH FUND

                      Supplement to the Current Prospectus


The description of the portfolio manager under the "Management of the Fund Investment Adviser" section beginning on page 14 of the Prospectus is hereby revised to reflect that, effective June 10, 1997, Stephen Pesek is the portfolio manager of the Fund. Mr. Pesek is a Vice President of Massachusetts Financial Services Company ("MFS") and has been employed by MFS as a portfolio manager since 1994. Prior to 1994, Mr. Pesek worked at Fidelity Investments as an analyst.

                 The date of this Supplement is June 13, 1997.